Related party transactions (Tables)	12 Months Ended
Aug. 31, 2023
Related Party Transactions
Schedule of Related Parties Compensation

	For the year ended August 31,
Directors and key management personnel	2023	2022
Remuneration (1)	$2,135	$2,085
Share-based compensation expense	2,148	3,078
Total directors and key management personnel	$4,283	$5,163
(1)	Remuneration includes salaries and benefits for certain key management personnel and director fees. Certain members of the board of directors have employment or service contracts with the Company. Directors are entitled to director fees and share based payments for their services and officers are entitled to cash remuneration and share based payments for their employment services.